UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
JUNE 16, 2005

MAGELLAN HEALTH SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-6639	58-1076937
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

16 MUNSON ROAD
FARMINGTON, CONNECTICUT		06032
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (860) 507-1900

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 – OTHER EVENTS.

On June 16, 2005, Magellan Health Services, Inc. announced that Chairman and Chief Executive Officer Steven J. Shulman, President and Chief Operating Officer René Lerer, M.D. and Chief Financial Officer Mark S. Demilio have each established individual stock trading plans in accordance with Rule 10b5-1 under the Securities Exchange Act of 1934. Rule 10b5-1 allows corporate officers and directors to adopt written stock trading plans at a time when they do not possess material, non-public information.  Once adopted, participants have no discretion over the transactions subsequently effectuated under the plans, which are independently administered in accordance with criteria provided by the plans.

A copy of the press release is attached as Exhibit 99.1 hereto.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS.

(C) Exhibits

Exhibit Number	Description
99.1	Press Release of Magellan Health Services, Inc. dated June 16, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGELLAN HEALTH SERVICES, INC.

	By:	/s/ Jeffrey N. West
Name: Jeffrey N. West
Title: Senior Vice President and
Controller

Dated: June 16, 2005

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End of Filing